Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies
17.      Commitments and Contingencies:
a) Long-term Supply Contracts: On December 3, 2004, the Company signed an eight-year Fuel Purchase Agreement with a government refinery in Jamaica for the supply of mainly MFO and MGO at a price equal to average PLATTS prices plus a margin. The contract stipulates that the Company and refinery are not required to transact for more than a maximum quantity of marine fuel per month; however, by mutual agreement, the maximum quantity per month may be revised upwards. Invoices become due thirty calendar days from the date of delivery. Interest on overdue payments accrues at a rate equal to the local overdraft rate in Jamaica. On December 30, 2009, an addendum between the two parties was signed, which extends the original agreement until December 31, 2014, which was renewed until December 31, 2015. On April 1, 2005, the Company signed a ten-year Marine Fuel Supply Service Agreement with the Greek Subcontractor (refer to Note 5).
(b) Lease Commitments: The Company leases certain property under operating leases, which require the Company to pay maintenance, insurance and other expenses in addition to annual rentals. The minimum annual payments under all noncancelable operating leases at December 31, 2014 are as follows:

2015	$40,884
2016	30,314
2017	30,237
2018	28,333
2019	16,456
Thereafter	186,903
Total minimum annual payments under all noncancelable operating leases	$333,127

Rent expense under operating leases was $7,375, $19,427 and $34,715 for the years ended December 31, 2012, 2013 and 2014, respectively.
(c) Standby Letters Of Credit: In the normal course of business, for certain suppliers, under certain long-term supply contracts, or under certain long-term construction contracts, the Company is required to post standby letters of credit in order to secure lines of credit. As of December 31, 2014, the total outstanding standby letters of credit amounted to $100,275. The Company has not defaulted on payment of any of its accounts payable so as to cause any of the issuers of the standby letters of credit to settle the Company's accounts payable on the Company's behalf. All the standby letters of credit expire during 2015. The Company expects to extend the validity date of these instruments throughout the duration of the Company's contractual or operating relationships with the respective suppliers.
(d) Letters of Guarantee: Under the Singapore law, the Company is required to issue letters of guarantee for payroll taxes of crew members during their employment. The guarantee extends for the duration of the employment and the Company is required to pay only if the crew member does not meet individual tax obligations. The Company currently does not believe it will be required to make a payment under these guarantees and accordingly has not recorded any liability. The maximum amount the Company could be required to pay as of December 31, 2013 and 2014 is $463 (or SIN$365,000) and $251 (or SIN$332,000), respectively, and is maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets. The Company is also required to issue letters of guarantee in the U.A.E. for the port authorities and for the employees' passports and permits. The maximum amount the Company could be required to pay as of December 31, 2013 and 2014 is $158 (or AED580,000) and $44 (or AED160,000), respectively, and is maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets. Furthermore, the Company has issued letters of guarantee for transporting cargo on behalf of its time-charter parties for amounts of $742 (€540,000) and $73 (€60,000) as of December 31, 2013 and 2014, respectively, and are maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets.
(e) Environmental and Other Liabilities: The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the Company's exposure. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements. The Company's Protection and Indemnity ("P&I") insurance policies cover third-party liability and other expenses related to injury or death of crew, passengers and other third-parties, loss or damage of cargo, claims arising from collisions with other vessels, damage to other third-party property, and pollution arising from oil or other substances. The Company's coverage under the P&I insurance policies, except for pollution, are unlimited. Coverage for pollution is $1,000,000 per vessel per incident.
(f) Legal Matters
In November 2005, an unrelated party filed a declaratory action against one of the Company's subsidiaries before the First Instance Court of Piraeus, Greece. The plaintiff asserted that he was instrumental in the negotiation of the Company's eight-year Fuel Purchase Agreement with a government refinery in Jamaica and sought a judicial affirmation of his alleged contractual right to receive a commission of $0.01 per metric ton of marine fuel over the term of the contract. In December 2008, the First Instance Court of Piraeus dismissed the plaintiff's action as vague and inadmissible, however the Company appealed that decision on the grounds that there was no contract between the Company and the plaintiff and that the court lacked jurisdiction. While the action was pending in Greece, the plaintiff commenced a new action involving the same cause of action before the Commercial Court of Paris, France, which dismissed that action in June 2009. The plaintiff's appeal of the dismissal was denied by the Paris Court of Appeal in February 2010. In January 2012, the plaintiff commenced a new action relating to the same allegations before the Commercial Court of Paris, which was dismissed on June 27, 2012 in favor of the competence and jurisdiction of the Greek courts. In July 2012, the plaintiff filed a "contredit," an appeal procedure under French law. On November 2013, the Court held that the matter is not pending in Greece that would allow the French courts to decline jurisdiction to the benefit of the Greek proceedings. As a consequence the case is to return to the Commercial Court of Paris which should have to examine the admissibility of Mr. Varouxis' claim in France with the relevant pleadings procedurally scheduled to be filled by the parties on May 21, 2015. The Company believes that this matter fails for lack of jurisdiction and is unwarranted and lacking in merit. The Company believes that the outcome of this lawsuit will not have a material effect on its operations and financial position.

In May, 2013, on the order of STX Corporation ("STX Corp."), the Company supplied bunkers to the vessel UNICO SIENNA in the Port of Singapore. The invoice for those bunkers totaled approximately $323. STX Corp. has filed for reorganization in Korea, and has filed for protection under Chapter 15 of the U.S. Bankruptcy Code. The Company believes that has maritime liens against this vessel, and has arrested the UNICO SIENNA in Panama to enforce its maritime lien against it. The Company intends to exercise its remedies for recovery of the unpaid amounts and believes that it will recover the full amount due. The hearing on the merits of the case is scheduled to take place on June 2, 2015 before the Maritime Court of Panama.
The Company has supplied bunkers through agreements with various entities of the O.W. Group and addressed to the respective Owners/Managers supplied to pay directly to the Company the value of the bunkers supplied in order to put them on notice. The Company's exposure for these supplies amounts to $5,474, from which $3,280 was recorded as a provision for doubtful accounts in the statement of income of the year ended December 31, 2014. The Company believes that O.W. was never the rightful owner of the bunkers and currently is trying to work out escrow or other practical solutions with the end users.  Following arrest proceedings which the Company initiated against the M/V AMAZON in Bahamas it have received a LOU issued by the North of England P&I Club in the sum of $1,150 as security for our claim plus interest and costs. The Company expects to recover the amount of at least $2,298.
Following the completion of the construction of the Company's new terminal facility in Fujairah, the Company and its contractor are discussing the closure in full settlement of remaining issues related to the provision of a Performance Security to remedy any defect or damage in the works due to design or faulty materials, payment of retention money to the contractor and compensation for delay in the completion of the works. As at December 31, 2014, the Company had contractual obligations for an amount of $8,300 and it expects to pay 50%-60% of the amount to the contractor through the execution of a relevant agreement between the parties.
On December 18, 2014, the Company and Aegean Bunkering (USA) LLC, or the Aegean Parties, filed a one-count complaint for breach of contract against Hess Corporation, or Hess, in New York Supreme Court, New York County (653887/2014). In the complaint, the Aegean Parties allege that Hess breached certain express representations and warranties in representing its financial condition in an agreement pursuant to which Hess sold its bunker oil business to Aegean Bunkering (USA) LLC. The Aegean Parties claim approximately $28 million in compensatory damages, exclusive of interest and costs. On February 9, 2015, Hess filed an answer to the complaint. The Company is not in a position to comment further on this matter at this time.
Various claims, suits, and complains, including those involving government regulations and product liability, arise in the ordinary course of business. In addition, losses may arise from disputes with charterers and agents and insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements.